SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-3

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: October 4, 2003
                        (Date of earliest event reported)


                           XECHEM INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

         Delaware                      0-23788                    32-3284403
(State or other jurisdiction    (Commission File No.)           (IRS Employer
       of incorporation)                                     Identification No.)

                    100 Jersey Avenue, Building B, Suite 310
                      New Brunswick, New Jersey 08901-3279
                    (Address of Principal Executive Offices)

                                 (732) 247-3300
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Xechem International, Inc. (the "Company") has previously reported that on October 4, 2003, it received a letter from Wiss & Company, LLP ("Wiss"), the Company's independent public accountants, dated September 30, 2003 in which Wiss informed the Company that it had decided to discontinue providing audit services to SEC clients and was exiting this practice area. However, Wiss also advised the Company by letter dated November 10 and November 18, 2003 that it would continue to provide services to the Company through December 1, 2003, which would include review of the Company's Form 10-QSB for the three months ended September 30, 2003, at which time it would resign from providing audit services to the Company. Wiss has delivered a letter to us dated December 1, 2003 confirming that it has resigned effective as of the close of business on December 1, 2003. The Company had engaged Wiss on December 13, 2002.

     In its letters, Wiss stated that its decision was based on a variety of business factors, including the recent rash of legislation changes enacted following the passing of the Sarbanes-Oxley Act of 2002. A copy of Wiss' December 1, 2003 letter is attached as an exhibit to this Form 8-K. Wiss' prior letters dated September 30, November 10 and November 18, 2003 are attached as exhibits to our previously filed Form 8-K, 8-K/A-1 and 8-K/A-2 relating to this matter.

     As of the date of the Company's Form 8-K/A-2 filing regarding this matter, the Company had not yet decided to engage new independent accountants. However, on December 2, 2003, the Company engaged Withum Smith & Brown as the Company's independent accountants to audit and report on the Company's annual financial statements for the year ending December 31, 2003. The Audit Committee of the Company approved this decision.

     As no time during the Company's two most recent fiscal years, and any subsequent interim period prior to engaging Withum Smith & Brown, did the Company consult Withum Smith & Brown regarding: (i) either: the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and Withum Smith & Brown did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-B and the related instructions.

     The Company provided Wiss with a copy of the foregoing disclosures. Wiss has reviewed the disclosures set forth in this Form 8-K and has furnished its letter to the Company wherein it agrees with such disclosures as it relates to their firm. A copy of this letter is filed as an exhibit to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     16(a) Letter from Wiss & Company, LLP dated December 1, 2003.

     16(b) Letter from Wiss & Company, LLP dated December 5, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2003

                                        XECHEM INTERNATIONAL, INC.

                                        By: /s/ Dr. Ramesh C. Pandey
                                        Its:  Chief Executive Officer and
                                              Chairman of the Board of Directors

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